UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 26, 2015

United Therapeutics Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-26301	52-1984749
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification Number)
Incorporation)

1040 Spring Street
Silver Spring, MD	20910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 608-9292

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Dean Judy D. Olian to the Board of Directors

On June 26, 2015, the Board of Directors (the “Board”) of United Therapeutics Corporation (the “Company”), acting upon the recommendation of its Nominating and Governance Committee, appointed Dean Judy D. Olian, Ph.D. of the UCLA Anderson School of Management to serve as a member of the Board.  Dean Olian will serve as a Class II director, and her term will expire at the Company’s 2016 annual meeting of shareholders.  Committee assignments for Dean Olian have not yet been determined.  With the addition of Dean Olian, the Board now comprises 11 directors, of which eight are independent.

Olian is the dean of the UCLA Anderson School of Management and the John E. Anderson Chair in Management.  Her research and business expertise centers on aligning organizational strategies and design with human resource systems and incentives, and managing top management teams.  She began her UCLA appointment in 2006 after serving as dean and professor of management at the Smeal College of Business Administration at the Pennsylvania State University.  Earlier, she served in various faculty and executive roles at the University of Maryland and its Robert H. Smith School of Business.  Dean Olian serves or has been a member of various advisory boards, including Beijing University’s Guanghua School of Business, the U.S. Studies Centre at the University of Sydney, Catalyst, the leading global think tank for women in business, and is Chairman of the Loeb Awards for Business Journalism.  Born and raised in Australia, Dean Olian received her B.S. in Psychology from the Hebrew University, Jerusalem and her M.S. and Ph.D. in Industrial Relations from the University of Wisconsin, Madison.  She was the Chairman of AACSB International, the premier thought leadership and accreditation organization for leading global business schools, and also serves on the board of directors of Ares Management, L.P., a publicly traded global alternative asset management firm, and Westwood Technology Transfer Inc., a not-for-profit organization focused on protecting and optimizing the discoveries and inventions developed at UCLA.

In connection with Dean Olian’s appointment to the Board, the Company awarded her 35,000 stock options under the Company’s 2015 Stock Incentive Plan (discussed further below), representing an initial grant of 20,000 options and a grant of 15,000 options for the 2015-2016 director service year.  The options were granted on June 26, 2015, with an exercise price equal to the closing price of the Company’s common stock as reported on the NASDAQ Global Select Market on that date. In addition, Dean Olian will be compensated for her services as described in the discussion of director compensation in the Company’s definitive proxy statement for its 2015 annual meeting of shareholders, filed with the Securities and Exchange Commission on April 30, 2015.  The Company also entered into an indemnification agreement with Dean Olian on the Company’s standard form for directors and executive officers, effective June 26, 2015.

A copy of the press release announcing Dean Olian’s appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

2015 Stock Incentive Plan

As described at Item 5.07 below, on June 26, 2015, at the Company’s 2015 Annual Meeting of Shareholders, the Company’s shareholders approved the United Therapeutics Corporation 2015 Stock Incentive Plan (the “Plan”). The Plan had previously been approved by the Board upon the recommendation of its Compensation Committee.  The effective date of the Plan is April 29, 2015.

The Plan will be administered by the Compensation Committee of the Board, which is comprised of independent directors. The purpose of the Plan is to stimulate the efforts of non-employee directors, officers, employees and other service providers, in each case who are selected to be participants in the Plan, by heightening the desire of such persons to continue working toward and contributing to the success and progress of our company. The Plan allows grants of stock options, stock appreciation rights, restricted stock, restricted stock units and stock awards, any of which may be performance-based, and for incentive bonuses.

Additional details of the Plan are included in the Company’s 2015 Proxy Statement, under the heading Proposal No. 3 — Approval of the United Therapeutics Corporation 2015 Stock Incentive Plan.  The foregoing summary is qualified in its entirety by the full text of the Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Following approval of the Plan by stockholders, the Compensation Committee of the Board adopted the standard forms of Grant Notice and Standard Terms and Conditions applicable to non-qualified stock options awarded under the Plan.  Separate versions of the Grant Notice and Standard Terms and Conditions were adopted for (a) non-employee members of the Board; (b) certain executive officers; and (c) all other employees, copies of which are attached hereto as Exhibits 10.2, 10.3 and 10.4, respectively and incorporated herein by reference.

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 26, 2015, the Board adopted the Company’s Fourth Amended and Restated By-Laws (the “Amended By-laws”). The Amended By-laws (1) change the vote standard in Section 2.9 of the By-laws for the election of directors from a plurality to a majority of votes cast in uncontested elections, and (2) make certain clarifications, updates and other non-substantive changes to the advance notice provisions of Section 2.4 of the By-laws. The amendment relating to the election of directors in uncontested elections states that a majority of the votes cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director. In contested elections where the number of nominees exceeds the number of directors to be elected, the vote standard will continue to be a plurality of votes cast. The Amended By-laws became effective upon adoption by the Board.

The foregoing summary is qualified in its entirety by the full text of the Amended By-laws, a copy of which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 26, 2015, the Company held its 2015 Annual Meeting of Shareholders.  The Company’s shareholders considered four matters, each of which is described in more detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 30, 2015. The final voting results for the meeting are as follows:

1.              Election of Class I directors, each to serve a term of three years:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Katherine Klein	40,464,041	870,219	1,890,856
Ray Kurzweil	36,450,418	4,883,842	1,890,856
Martine Rothblatt	39,286,016	2,048,244	1,890,856
Louis Sullivan	39,590,970	1,743,290	1,890,856

2.              An advisory resolution to approve executive compensation:

Votes for:	20,560,995
Votes against:	20,489,865
Abstentions:	283,400
Broker non-votes:	1,890,856

3.              Proposal to approve the United Therapeutics Corporation 2015 Stock Incentive Plan:

Votes for:	35,985,825
Votes against:	5,055,223
Abstentions:	293,212
Broker non-votes:	1,890,856

4.              Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2015:

Votes for:	41,918,873
Votes against:	1,025,868
Abstentions:	280,375
Broker non-votes:	—

Item 8.01.  Other Events

In connection with the adoption of the Amended By-laws described in Item 5.03 of this Current Report on Form 8-K, the Board adopted amendments to the Company’s Corporate Governance Guidelines (the “Guidelines”) to provide that any director who is not elected by a majority of the votes cast in an uncontested election is expected to tender his or her resignation to the Company’s Nominating and Governance Committee (the “Committee”). Under the Guidelines, in the event that a director nominee fails to receive the requisite vote, the Committee will make a recommendation to the Board on whether to accept or reject the resignation offer of such director, or whether other action should be taken. The Board will act on the Committee’s recommendation within 90 days following certification of the election results. In determining whether to recommend that the Board accept any resignation offer, the Committee will be entitled to consider all factors that the Committee’s members believe are relevant. In deciding whether to accept the resignation offer, the Board will consider the factors considered by the Nominating and Governance Committee and any additional information and factors that the Board believes to be relevant. If the Board accepts a director’s resignation offer pursuant to this process, the Committee will recommend to the Board, and the Board will thereafter determine, whether to fill such vacancy or reduce the size of the Board. Any director who tenders his or her resignation pursuant to this provision will not participate in the proceedings of either the Committee or the Board with respect to his or her own resignation offer. The updated Guidelines, including these and certain other changes, are available on the Company’s website at http://ir.unither.com/corporate-governance.cfm.

Item 9.01.  Exhibits

(d)  Exhibits

Exhibit No.	Description of Exhibit

3.1	Fourth Amended and Restated By-Laws of United Therapeutics Corporation

10.1	United Therapeutics Corporation 2015 Stock Incentive Plan

10.2	Form of Grant Notice and Standard Terms and Conditions for Non-Qualified Stock Options Granted to Non-Employee Directors under the United Therapeutics Corporation 2015 Stock Incentive Plan

10.3	Form of Grant Notice and Standard Terms and Conditions for Non-Qualified Stock Options Granted to Certain Executives under the United Therapeutics Corporation 2015 Stock Incentive Plan

10.4	Form of Grant Notice and Standard Terms and Conditions for Non-Qualified Stock Options Granted to Employees under the United Therapeutics Corporation 2015 Stock Incentive Plan

99.1	Press Release dated June 29, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED THERAPEUTICS CORPORATION

Dated: June 29, 2015	By:	/s/ Paul A. Mahon
	Name:	Paul A. Mahon
	Title:	General Counsel